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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

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                                   Form 8-K

                                CURRENT REPORT

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                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   June 24, 1997
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                             ARCO CHEMICAL COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                   1-9678                            51-0104393
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          (Commission File Number)       (IRS Employer Identification No.)



       3801 West Chester Pike, Newtown Square, Pennsylvania  19073-2387
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          (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code: (610)359-2000
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         On June 24, 1997, ARCO Chemical Company (the "Company") announced a cost reduction program designed to achieve $150 million in annual savings. As part of the program, the Company intends to reduce the number of employee and contractor positions at the Company by 800 to 1,100, from a worldwide base of 5,300 positions. The changes are expected to be substantially in place by 1999. See also the Company's Press Release, dated June 24, 1997, filed as Exhibit 99 to this Report.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits:

     99       Press Release, dated June 24, 1997.

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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARCO CHEMICAL COMPANY


                                       /s/ Van Billet
                                       -----------------------------
                                       Van Billet
                                       Vice President
                                       and Controller



June 27, 1997

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                                 EXHIBIT INDEX



Exhibit
Number                    Description
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 99           Press Release, dated June 24, 1997